UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2021

Super League Gaming, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2912 Colorado Avenue, Suite #203 Santa Monica, California 90404
(Address of principal executive offices)

(802) 294-2754

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLGG	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2021, Super League Gaming, Inc. (the "Company"), entered into an Asset Purchase Agreement (the "Purchase Agreement") with Bloxbiz Co. ("Bloxbiz") and the founders of Bloxbiz, Samuel Drozdov ("Drozdov"), and Benjamin Khakshoor ("Khakshoor", and collectively with Drozdov, the "Founders"), pursuant to which the Company acquired (i) substantially all of the assets of Bloxbiz (the "Bloxbiz Assets"), (ii) the personal goodwill of Drozdov regarding Bloxbiz's business (the "Drozdov Goodwill"), and (iii) the personal goodwill of Khakshoor regarding Bloxbiz's business (the "Khakshoor Goodwill", and collectively with the Drozdov Goodwill, the "Founders' Goodwill") (the "Acquisition"). The consummation of the Acquisition (the "Closing") occurred simultaneously with the execution of the Purchase Agreement.

At Closing, the Company paid an aggregate total of $6.0 million to Bloxbiz and the Founders (the "Closing Consideration"), of which $3.0 million was paid in the form of cash (the "Closing Cash Consideration") and $3.0 million was paid in the form of shares of the Company's common stock, par value, $0.001 per share ("Common Stock"), at a per share price of $2.91, the closing price of the Company's Common Stock on the Closing date, as reported on the Nasdaq Capital Market (the "Stock Consideration"). The Closing Consideration was allocated to Bloxbiz, Drozdov, and Khakshoor as follows: (i) 25% of the Closing Consideration was paid to Bloxbiz, split evenly between Cash Consideration and Stock Consideration; (ii) 37.5% of the Closing Consideration was paid to Drozdov, split evenly between Cash Consideration and Stock Consideration; and (iii) 37.5% of the Closing Consideration was paid to Khakshoor, split evenly between Cash Consideration and Stock Consideration.

Pursuant to the terms and subject to the conditions of the Purchase Agreement, up to $5.75 million will be payable to Bloxbiz and the Founders in connection with the achievement of certain revenue milestones for the period from the Closing until December 31, 2022 and for the fiscal year ending December 31, 2023, for an aggregate total of up to $11.5 million (the "Contingent Consideration"). The Contingent Consideration is payable in the form of both cash and shares of Common Stock, in equal amounts, as more specifically set forth in the Purchase Agreement.

The Acquisition was approved by the board of directors of each of the Company and Bloxbiz, and was approved by the stockholders of Bloxbiz.

The Purchase Agreement contains representations, warranties and covenants of the Company, Bloxbiz and the Founders that are customary for a transaction of this nature, including among others, covenants by Bloxbiz and the Founders regarding the validity of certain material contracts entered into between Bloxbiz and third-parties being assigned to the Company, title to the Bloxbiz Assets and the Founder's Goodwill, the condition and sufficiency of the Bloxbiz Assets and the Founders' Goodwill, Bloxbiz's rights to its intellectual property, tax liabilities, and the investment representations of Bloxbiz and the Founders.

The Purchase Agreement also contains customary indemnification provisions whereby Bloxbiz and the Founders will indemnify the Company for certain losses arising out of inaccuracies in, or breaches of, the representations, warranties and covenants of Bloxbiz and/or the Founders, pre-closing taxes of Bloxbiz and/or the Founders, and certain other matters, subject to certain caps and thresholds.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Bloxbiz or the Founders. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in the confidential disclosure schedules (the "Disclosure Schedules") provided by Bloxbiz and the Founders of the Company in connection with Closing under the Purchase Agreement. These Disclosure Schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purposes of allocating risk between the Company, Bloxbiz and the Founders, rather than establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement should not be relied on as characterization of the actual state of facts regarding the Company, Bloxbiz or the Founders.

2

The Closing of the Acquisition and the incorporation of assets of Bloxbiz and the Founders’ Goodwill involves certain risks and uncertainties, including, among other things, risks related to our ability to successfully integrate Bloxbiz’s operations and the know-how gained by the purchase of the Founders’ Goodwill; our ability to implement plans, forecasts and other expectations with respect to Bloxbiz’s business and the Founders’ Goodwill; our ability to realize the anticipated benefits of the Acquisition, including the possibility that the expected benefits from the Acquisition will not be realized or will not be realized within the expected time period; the achievement of the revenue milestones and payment of the Contingent Consideration; the outcome of any legal or governmental proceedings related to the Acquisition or otherwise; the negative effects of the announcement of the Acquisition on the market price of our Common Stock or on our operating results; significant transaction costs; unknown liabilities; attracting new customers and maintaining and expanding our existing customer base; our ability to scale and update our platform to respond to customers’ needs and rapid technological change; increased competition on our market and our ability to compete effectively; and expansion of our operations and increased adoption of our platform internationally.

Additional risks and uncertainties that could affect our financial results are included in the section titled "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the period ended December 31, 2020, as filed with the Securities and Exchange Commission (the "SEC") on March 13, 2021, our subsequently filed quarterly reports on Form 10-Q and other filings that we make from time to time with the SEC on which are available on the SEC’s website at www.sec.gov.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Please see item 1.01 with respect to the Closing of the Acquisition.

Item 3.02 Unregistered Sales of Equity Securities.

Please see Item 1.01 with respect to the shares of Common Stock issued to Bloxbiz and the Founders at Closing as Stock Consideration, which Stock Consideration was issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On October 7, 2021, the Company issued a press release announcing entry into the Purchase Agreement and the Closing of the Acquisition. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated October 4, 2021, among Super League Gaming, Inc., Bloxbiz Co., Samuel Drozdov, and Benjamin Khakshoor.
99.1	Press Release issued by Super League Gaming, Inc., dated October 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain non-material exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant hereby undertakes to furnish supplemental copies of the omitted schedules and exhibits upon request by the SEC.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Gaming, Inc.

Date: October 7, 2021	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer

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